Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of CorVel Corporation (the “Registrant”) on Form 10-K for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Daniel J. Starck, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) the Annual Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Daniel J. Starck
Daniel J. Starck
President, Chief Executive Officer (Principal Executive Officer) and Chief Operating Officer June 13, 2008

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CorVel Corporation and will be retained by CorVel Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
This certification accompanies this Annual Report and is being furnished pursuant to Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific incorporation by reference in such a filing.